SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 March 22, 2000
                Date of Report (Date of earliest event reported)



                            Celerity Solutions, Inc.
               (Exact name of Registrant as Specified in Charter)



       Delaware                  0-20102                    52-1283993
      (State of               (Commission                 (IRS Employer
    Jurisdiction)             File Number)             Identification No.)


 270 Bridge Street, Suite 301 Dedham, Massachusetts               02026
    (Address of Principal  Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code (781) 329-1900


--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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                                Table of Contents




Item 5: Other Events.......................................................1

Item 7: Financial Schedules and Exhibits...................................2


EXHIBIT INDEX..............................................................3

EX-99.04  PRESS RELEASE....................................................4

EX-99.05  PRESS RELEASE....................................................5

Item 5: Other Events


     On March 22 2000, Celerity Solutions, Inc. (the "Company" or "Celerity",
NASDAQ: CLTY) (CLTYW), announced that its Board of Directors had extended its Series A Warrant expiration date for two months to May 31, 2000. The Company currently has 344,500 Series A Warrants outstanding entitling the holder of each to purchase 1.74 Shares of Common Stock at an exercise price of $3.57 per share

     On March 22, 2000, the Company announced the sale of 1,950,000 shares of unregistered common stock in a private equity transaction for a purchase price of $0.50 per share.

     One million shares of the Company's unregistered common stock were sold to Mr. Robert Hermann for $500,000 in cash. As a condition of the purchase, provided Mr. Herman retains 50% of the purchased shares, he will have the right to designate a representative to the Company's board of directors.

     Eight hundred thousand shares of the Company's unregistered common stock were sold to Mr. Paul Carr, the Company's Chief Executive Officer for $400,000. Mr. Carr paid $114,788 in cash. The remaining $285,212 was paid by reducing the principal balance on a note payable to Mr. Carr from the Company. The principal balance of the note was reduced to $347,980.74 and will be paid in 30 monthly payments of $12,836.43 commencing April 15, 2000.

     One hundred thousand shares of the Company's unregistered common stock were sold to Mr. Luc Ringuette, the Company's former Chairman for $50,000. The entire amount was paid by reducing the principal balance on a note payable to Mr. Ringuette from the Company. The principal balance of the note was reduced to $182,243.44 and will be paid in 27 monthly payments of $7,397.85 commencing April 15, 2000.

Item 7: Financial Schedules and Exhibits


(a.) Financial Statements of Business Acquired

     Not Applicable

(b.) Pro Forma Financial Information

     Not Applicable

(c.) Exhibits

Exhibit 99.04

Press Release, dated March 22, 2000, "Celerity Solutions Announces Extension of Series A Warrants".

Exhibit 99.05

Press Release, dated March 22, 2000, "Celerity Solutions, Inc. Receives Investment for Slingshot ecity".


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Celerity Solutions, Inc.
                                                             (Registrant)

Date: March 22, 2000                                  By: /s/ Paul Carr
                                                         -----------------------
                                                     Paul Carr
                                                     Its: President and
                                                     Chief Executive Officer


                                       2


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                                 EXHIBIT INDEX




Number  Description of Exhibits                                             Page
------  -----------------------                                             ----

99.04  Press  Release,   dated  March  22,  2000,   "Celerity  Solutions
       Announces Extension of Series A Warrants".                             4

99.05  Press Release,  dated March 22, 2000,  "Celerity  Solutions,  Inc.
       Receives Investment for Slingshot ecity".                              5


                                       3